646407.05/LA          [0:00 AM] DRAFT
                                VOTING AGREEMENT


     This  Voting Agreement (the "Agreement") is made as of May 21, 2004, by and
                                  ---------
between  Positron  Corporation,  a Texas corporation (the "Company"), and IMAGIN
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Diagnostic  Centres,  Inc.,  an  Ontario,  Canada corporation ("Investor").  The
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Company's  Board  of  Directors  is  referred  to  herein  as  the  "Board."

                                R E C I T A L S :

     WHEREAS, the Company and Investor have entered into that certain Note Purchase Agreement dated May 21, 2004, wherein the Investor agreed to purchase and the Company agreed to sell Secured Convertible Promissory Notes in the principal amounts of $300,000 and $400,000 the "Initial Notes"), and the
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obligation  of such parties to purchase the Secured Convertible Promissory Notes is  conditioned  upon  the  parties  hereto  entering  into  this  Agreement;

     WHEREAS, the Company and Investor have entered into that certain Loan Agreement dated May 21, 2004 (the "Loan Agreement", wherein the Investor agreed
                                    --------------
to provide the Company with advances of up to a total of $1,300,000 to be evidenced by convertible notes (the "Credit Notes," and referred to herein with
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the  Initial  Notes  collectively  as  the  "Notes");
                                             -----

     WHEREAS, the Notes are convertible into shares of the Company's Series C Preferred Stock and Series D Preferred Stock (collectively, the "Preferred
                                                                       ---------
Stock"), which in turn are convertible into shares of the Company's Common Stock (the "Common Stock").
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     WHEREAS,  the  Common  Stock  has  general voting rights, but the Preferred
Stock  does  not.

     NOW, THEREFORE, in consideration of the foregoing and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                               A G R E E M E N T :

     1.   Agreement to Vote.  Investor hereby agrees on behalf of itself and any
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direct transferee or assignee of any of such Investor's Common Stock (where such transfer or assignment was affected pursuant to a non-public sale not involving a national exchange, quotation system or over the counter bulletin board), to hold all of the shares of Common Stock registered in its name (and any securities of the Company issued with respect to, or in exchange or substitution of the Common Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote, either in person or by proxy, the
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Investor Shares at any regular or special meeting of stockholders (or by written consent)  in  accordance  with,  the  provisions  of  this  Agreement.

     2.   Election  of  Directors.
          -----------------------

          (a) In any election of the directors, Investor and any direct transferee or assignee of any of such Investor Shares (where such transfer or assignment was affected pursuant to a non-public sale not involving a national exchange, quotation system or over the counter bulletin board (each a "Transferee") shall each vote, either in person or by proxy, at any regular or
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special  meeting  of  stockholders  (or by written consent), all Investor Shares then owned by them (or as to which they then have voting power) to elect a total of three directors (the "Company Directors") designated by Gary Brooks, Sachio
                           -----------------
Okamura and Mario Leite Silva (or whoever of such persons are then Directors on the Board).

          (b) In the event that Investor or a Transferee shall fail to vote its Investor Shares for the Company Directors in accordance with this Section 2, such party shall be deemed immediately upon the existence of such a breach to have granted the Secretary of the Company, a proxy to such Investor Shares to ensure that such shares will be voted for the Company Directors. Each party acknowledges that each proxy granted hereby, including any successive proxy if need be, is given to secure the performance of a duty and shall be irrevocable until the duty is performed.

     3.   Removal  and  Vacancies.  Any  director  of the Company may be removed
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from  the  Board  in  the  manner  allowed  by law and the Company's Articles of
Incorporation and Bylaws. In the event of the removal, death or resignation of any director, a replacement director may be elected to the Board in accordance with Section 2 above and in the manner allowed by law and the Company's Articles of Incorporation and Bylaws to fill the vacancy created by such removal, death or resignation.

     4.   Specific  Enforcement.  It  is  agreed  and  understood  that monetary
          ---------------------
damages would not adequately compensate the parties hereto for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

     5.   Captions.  The  captions,  headings  and  arrangements  used  in  this
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Agreement  are  for  convenience only and do not in any way limit or amplify the terms  and  provisions  hereof.

     6.   Notices.  Any  notice required or permitted by this Agreement shall be
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in  writing  and  shall  be  deemed  sufficient  upon  receipt,  when  delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid (airmail if sent internationally), if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

     7.   Manner of Voting.  The voting of shares pursuant to this Agreement may
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be  effected  in  person,  by  proxy, by written consent, or in any other manner permitted  by  applicable  law.


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
     8.   Amendments  and  Waivers.  Any  term  of this Agreement may be amended
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with  the  written consent of the Company and Investor.  Any amendment or waiver effected in accordance with this Section 8 shall be binding upon the parties and their respective successors and assigns.

     9.   Stock  Splits,  Stock Dividends, etc.  In the event of any issuance of
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shares of the Company's voting securities hereafter to any of the parties hereto
(including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement.

     10.  Severability.  Whenever  possible,  each  provision  of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.  Binding  Effect.  This Agreement shall be binding upon the parties and
          ---------------
any Transferee; provided that any Transferee shall execute and deliver an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon
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the  execution  and  delivery  of  an Adoption Agreement by any Transferee, such transferee shall be deemed to be a party hereto as if such transferee's signature appeared on the signature pages hereto. By their execution hereof or any Adoption Agreement, each of the parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

     12.  Governing  Law.  This  Agreement shall be deemed a contract made under
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the  laws  of  Texas and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of Texas, regardless of any laws on choice of law or conflicts of laws of any jurisdiction.

     13.  Entire  Agreement.  This  Agreement,  and  the  documents  referred to
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herein  constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto concerning such subject matter are expressly canceled.

     14.  Counterparts.  This  Agreement  may  be  executed  in  two  or  more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                       [SIGNATURE PAGES FOLLOW THIS PAGE.]


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
     IN WITNESS WHEREOF, the Parties have executed this Voting Agreement as of the date first above written.


                              COMPANY:

                              POSITRON CORPORATION

                              By:  /s/ Gary H. Brooks
                                 -----------------------------------------------
                                   Name:  Gary H. Brooks
                                   Its:  President

                              Address:  1304 Langham Creek Drive #300
                                        Houston, Texas 77084
                                        Facsimile:  281-492-2961


                              INVESTOR:

                              IMAGIN DIAGNOSTIC CENTERS, INC.


                              By:  /s/ Cynthia R. Jordan
                                 -----------------------
                              Name: Cynthia R. Jordan
                              Its: Chief Executive Officer


                              Address:  1835 Yonge St., Suite 500
                                        Toronto, Ontario, Canada M4S 1XB

                                    EXHIBIT A
                                    ---------

                               ADOPTION AGREEMENT
                               ------------------

          This  Adoption  Agreement  ("Adoption  Agreement")  is executed by the
                                       -------------------
undersigned  (the  "Transferee")  pursuant  to  the terms of that certain Voting
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Agreement  dated  as  of  May  21,  2004  (the  "Agreement")  between  Positron
Corporation, a Texas corporation (the "Company"), and IMAGIN Diagnostic Centres,
                                       -------
Inc., an Ontario, Canada corporation. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

          (a)  Acknowledgment.  Transferee  acknowledges  that  Transferee  is
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acquiring  certain  shares  of  the  capital stock of the Company (the "Stock"), subject  to  the  terms  and  conditions  of  the  Agreement.

          (b)  Agreement.  Transferee  (i)  agrees  that  the  Stock acquired by
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Transferee  shall  be  subject  to  the terms of the  Agreement, and (ii) hereby agrees to be bound by and adopts the Agreement with the same force and effect as if Transferee were originally a party thereto.

          (c)  Notice.  Any  notice required or permitted by the Agreement shall
               ------
be given to Transferee at the address listed beside Transferee's signature below.

          EXECUTED AND DATED this _____ day of ____________, _____.

                              TRANSFEREE:

                                                       [Name of Transferee]
                              ------------------------


                              By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                              Address:
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                                   Fax:
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Accepted and Agreed:

POSITRON CORPORATION


By:
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    Name:
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    Title:
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